Exhibit 99.2

                              FINANCIAL STATEMENTS

                FOR THE THREE MONTHS ENDED JUNE 30, 2006 AND 2005

                                       FOR

                                  EU ENERGY PLC

                                  EU ENERGY PLC
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (In UK Pounds Sterling)

                                                        June 30, 2006            June 30, 2005
                                                     --------------------     --------------------
ASSETS                                                   (unaudited)              (unaudited)
CURRENT ASSETS
Cash and cash equivalents                                        625,370                  105,069
Trade receivables                                              5,087,906                       --
Inventory                                                     12,845,111                       --
Prepaid expenses and other current assets                      3,120,953                  125,978
                                                     -------------------      --------------------
Total current assets                                          21,679,340                  231,047

PROPERTY AND EQUIPMENT, net                                      341,437                    8,677
GOODWILL AND INTANGIBLE ASSETS                                        --                  505,839
                                                     --------------------     --------------------
TOTAL ASSETS                                                  22,020,777                  745,563
                                                     ===================      ===================
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITY
Accounts payable                                               3,323,713                   38,530
Other accrued expenses                                         1,974,537                  110,962
Warranty reserves and provisions                               3,510,051                       --
                                                     --------------------     --------------------
Total current liabilities                                      8,808,301                  149,492

LONG TERM LIABILITIES - Warranty reserve                       3,345,901                       --
                                                     --------------------     --------------------
Total Liabilities                                             12,154,202                  149,492
                                                     --------------------     --------------------
SHAREHOLDERS' EQUITY
Ordinary stock and paid-in capital                             1,400,454                  883,396
Accumulated translation adjustment                              (76,340)                       --
Retained Earnings (Deficit)                                    8,542,461                (287,325)
                                                     --------------------     --------------------
Total shareholder's equity                                     9,866,575                  596,071
                                                     --------------------     --------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    22,020,777                  745,563
                                                     ===================      ===================


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

                                  EU ENERGY PLC
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE THREE MONTHS ENDED JUNE 30 2006 AND 2005
                             (In UK Pounds Sterling)

                                               Three months      Three months
                                              ended June 30,     ended June 30,
                                                  2006                2005
                                             ---------------    ---------------
                                               (unaudited)        (unaudited)
                                             ---------------    ---------------

Revenue:
     Product Sales                                   875,423                 --
     Service and Maintenance Revenue               1,561,802                 --
                                             ---------------    ---------------
Total Revenue                                      2,437,225                 --

Cost of product sales                                826,538                 --
Cost of service and maintenance revenue            2,046,884
Officer compensation                                 157,258             29,615
General and administrative                         1,165,353            137,940
Research and development                             242,726                 --
Sales and Marketing                                  329,421                 --
Depreciation                                          31,995                764
                                             ---------------    ---------------
LOSS FROM OPERATIONS                              (2,362,950)          (168,319)
                                             ---------------    ---------------
OTHER INCOME /EXPENSE
Interest expense                                     (16,076)               (30)
Interest income                                        8,478                 --
                                             ---------------    ---------------
Total other income/expense                            (7,598)               (30)
                                             ---------------    ---------------
Loss before taxes                                 (2,370,548)          (168,349)
                                             ---------------    ---------------
Income Taxes                                          21,645                 --
                                             ---------------    ---------------
NET INCOME (LOSS)                                 (2,392,193)          (168,349)
                                             ---------------    ---------------
OTHER COMPREHENSIVE INCOME
Foreign Currency Translation                         695,545                 --
                                             ---------------    ---------------
COMPREHENSIVE INCOME                              (1,696,648)          (168,349)
                                             ---------------    ---------------
Basic and fully diluted Net Loss per share             (0.09)             (0.01)
                                             ---------------    ---------------
WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING        26,093,110         25,228,730


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

                                  EU ENERGY PLC
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                    THREE MONTHS ENDED JUNE 30, 2005 AND 2006
                             (In UK Pounds Sterling)

                                                                               Three months       Three months
                                                                               ended June 30,     ended June 30,
                                                                                   2006               2005
                                                                                (unaudited)        (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (loss)                                                                  (2,392,193)          (168,349)
Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation                                                                       31,995                764
    Foreign Currency translation adjustment                                          (695,545)                --

(Increase) decrease in Assets:
   Trade Receivables                                                                1,092,782               (980)
   Inventory                                                                        2,252,909                 --
   Prepaid Expenses and other current assets                                       (1,020,067)            (2,739)
Increase (Decrease) in Liabilities
   Accounts payable - trade                                                          (893,287)            (9,806)
   Customer advances                                                                 (517,997)                --
    Other accrued expenses                                                          1,001,083              3,746
                                                                              ---------------    ---------------
Net cash provided by (used in) operating activities                                (1,140,320)          (177,364)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment                                                    (85,729)            (3,035)
                                                                              ---------------    ---------------
Net cash provided by (used in) investing activities                                   (85,729)            (3,035)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of common shares                                                    12,400             57,620
                                                                              ---------------    ---------------
Net cash provided by financing activities                                              12,400             57,620
                                                                              ---------------    ---------------
Net increase/(decrease) in cash and cash equivalents                               (1,213,649)          (122,779)
CASH AND CASH EQUIVALENTS, BEGINNING OF  PERIOD                                     1,839,019            227,848
                                                                              ---------------    ---------------
CASH AND CASH EQUIVALENTS, END OF  PERIOD                                             625,370            105,069
                                                                              ---------------    ---------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW  INFORMATION
INTEREST PAID                                                                          16,076                 30
INCOME TAX PAID                                                                        21,645                 --

                                  EU ENERGY PLC

                        NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - DESCRIPTION OF THE BUSINESS AND ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS. EU Energy Plc , incorporated in the United Kingdom, is a holding company of the wholly owned subsidiaries of EU Energy Wind Ltd, EU Energy, Inc. EU Energy Service & Maintenance GmbH, and Dewind Holdings Limited providing alternative energy solutions with operations in the UK and Germany. The Company sells and services wind turbines under the trade name Dewind. Dewind turbines are commercially available on a worldwide basis. All operating results for the three months ending June 30, 2006 and 2005 have been generated in Europe and the United States.

ACCOUNTING PRINCIPLES. The financial statements and accompanying notes are prepared in accordance with generally accepted accounting principles (GAAP) in the United States of America.

BASIS OF FINANCIAL STATEMENTS. The consolidated financial statements include the accounts of EU Energy Plc and its wholly owned subsidiaries. All significant inter-company accounts and transactions are eliminated on consolidation.

INTERIM FINANCIAL STATEMENTS. The consolidated financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and disclosures normally included in audited financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures contained herein are adequate to make the information presented not misleading. The consolidated financial statements reflect all adjustments, which are, in the opinion of management, necessary to present fairly the results of operations for the periods presented. These consolidated financial statements should be read in conjunction with the financial statements and notes thereto presented above for the year ended March 31, 2006.

FOREIGN CURRENCIES
The functional currency of the majority of operations since the acquisition of Dewind in July, 2005 is the Euro but the presentational currency is Sterling as the parent company is a UK plc. The functional currency for all operations prior to the Dewind acquisition was in UK Sterling.

Assets and liabilities in foreign currencies are translated into Sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into Sterling at the rate of exchange ruling at the date of transaction. Exchange differences are included as a component of other comprehensive income.

The applicable conversion rate from Euros to UK Sterling was 1.478 as at August 28, 2006. The comparable conversion rates as at June 30, 2006 and 2005 was 1.447, and 1.495, respectively. The monthly weighted average rates for the three months ended June 30, 2006 was 1.440. The high and low exchange rates for the seven months ended July 31, 2006 in Euros to Pounds Sterling were:

                                              High              Low
         July, 2006                           1.465             1.440
         June, 2006                           1.464             1.446
         May, 2006                            1.476             1.449
         April, 2006                          1.447             1.428
         March, 2006                          1.469             1.439
         February, 2006                       1.474             1.454
         January, 2006                        1.463             1.451


The applicable conversion rate from UK Pounds Sterling to US Dollars was $1.886 as at August 28, 2006. The comparable conversion rates as at June 30, 2006, and 2005 were $1.816, and $1.804 respectively. The monthly weighted average rates for the three months ended June 30, 2006 and 2005 were $1.838 and $1.845 respectively. The high and low exchange rates for the seven months ended July 31, 2006 in US Dollars to Pounds Sterling were:

                                              High              Low
         July, 2006                           1.863             1.823
         June, 2006                           1.882             1.816
         May, 2006                            1.894             1.872
         April, 2006                          1.825             1.733
         March, 2006                          1.755             1.726
         February, 2006                       1.777             1.737
         January, 2006                        1.786             1.722

NOTE 2 - ACQUISITION

On July 4, 2005 EU Energy Plc acquired 100% of the assets and liabilities of Dewind GmbH, formerly a wholly owned subsidiary of FKI Engineering Ltd. Dewind develops, manufactures and services Wind Energy Converters, or Wind Turbines. The transaction was accounted for under purchase accounting. The results of the operations of Dewind since the acquisition are incorporated in the consolidated financial statements for the period ending June 30, 2006. During the acquisition accounting, effective to July 4, 2005, 1,558,743 in carrying value of fixed assets acquired were allocated against negative goodwill acquired. Since the assets were written down to zero, no depreciation expense was recorded on these assets for the three months ended June 30, 2006. Had the assets not been written down, additional depreciation on these assets would have been approximately 128,000 for the three months ended June 30, 2006.

NOTE 3 - CONTINGENCIES

During the ordinary course of business, the Company conducts legal activities primarily involving turbine warranty related issues, disputes regarding residual turbine purchase payments due the Company, and disputes regarding guaranteed availability levels of turbines sold. The Company has recorded warranty and availability reserves on the balance sheet which reflect these contingencies.

NOTE 4 - SUBSEQUENT EVENTS

On July 3, 2006, Composite Technology Corporation completed its acquisition of the Company. Under the terms of the Share Exchange Agreement, Composite Technology Corporation acquired all of the issued and outstanding capital stock of the Company in exchange for 39,169,665 shares of restricted Composite Technology Corporation common stock. Pursuant to the agreement, EU Energy became a wholly-owned subsidiary of Composite Technology Corporation.


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